Exhibit 10.20

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is made and entered into as of March 30, 2016, by and between NUGENE INTERNATIONAL, INC., a Nevada corporation (“Company”), and the investor listed on the signature page hereof (“Purchaser”).

RECITALS

WHEREAS, the Company desires to sell to the Purchaser, and the Purchaser desires to purchase from the Company, on the terms and conditions set forth in this Agreement, the Company’s 8% Senior Convertible Note Due December 31, 2016, in the form of Exhibit A attached hereto (the “Note”) and 50,000 restricted shares of common stock (the “Shares”), and

NOW, THEREFORE, in consideration of the foregoing, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           AGREEMENT TO PURCHASE AND SELL SECURITIES. Subject to the terms and conditions of this Agreement, the Purchaser hereby agrees to purchase the Note and Shares from the Company, and the Company hereby agrees to sell the Note and Shares to the Purchaser at the Closing (as defined below). The aggregate purchase price for the Note and Shares shall be $250,000 (“Purchase Price”). As used herein, the term “Securities” shall mean (i) the Note and shares of Common Stock issued upon conversion of the Note and (ii) the Shares.

2.           CLOSING.

(a)         The purchase and sale of the Securities shall take place within two (2) calendar days after the date of this Agreement, on such date as the Company and the Purchaser may agree either in writing or orally (the “Closing”).

(b)         At the Closing, against delivery of the Purchase Price by wire transfer of immediately available funds in accordance with the Company’s instructions, the Company shall issue and deliver or cause to be delivered to the Purchaser an originally executed Note and a stock certificate for the Shares.

3.         REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Purchaser, as of the date hereof and as of the Closing, that:

(a)          Organization and Existence; Authority/Capacity. The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with full right, power and authority to enter into this Agreement, issue the Note and the Shares (“Transaction Documents”) and to consummate the transactions contemplated hereby and otherwise to carry out, perform and discharge its obligations under such documents.

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(b)          Due Authorization. All corporate actions on the part of the Company necessary for the authorization, execution, delivery of, and the performance of all obligations of the Company under this Agreement, including the authorization, issuance, reservation for issuance and delivery of the Securities, have been taken and no further consent or authorization of the Company, the Board of Directors of the Company or the Company’s stockholders is required. Each of the Note and this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, and (ii) the effect of rules of law governing the availability of equitable remedies.

(c)          Valid Issuance of the Securities. When issued at the Closing, the Securities will be duly authorized, validly issued, fully paid and non-assessable, free and clear from all taxes and liens, claims and encumbrances imposed by the Company, other than restrictions under applicable securities laws, and will not be subject to any preemptive rights or similar rights that have not been waived by the holders thereof. The Company has reserved for issuance, and at all times hereafter will reserve for issuance, a sufficient number of shares of Common Stock to permit all shares of common stock to be issued upon full conversion of the Securities.

(d)          No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated thereby, do not and will not (i) conflict with or violate any provision of the Company’s organizational documents, (ii) conflict with, result in a breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company or any of its subsidiaries pursuant to, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument to which the Company (or any of its subsidiaries) is a party or by which any property or asset of the Company (or any of its subsidiaries) is bound or affected, except to the extent such conflict, breach, default, lien or right would not reasonably be expected to result in a material adverse effect on the Company, or (iii) result in a violation of any constitution, statute, law, rule, regulation, order, judgment, injunction, decree, ruling, charge or other restriction of any court or governmental authority to which the Company (or any of its subsidiaries) is subject (including without limitation federal, state and foreign securities laws and regulations) or by which any material property or asset of the Company (or any of its subsidiaries) is bound or affected, except to the extent such violation would not reasonably be expected to result in a material adverse effect on the Company.

(e)          Exchange Act Documents. Since September 30, 2015, the Company has filed all reports, schedules, statements and other documents required to be filed by it with the Securities and Exchange Commission (the “SEC”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder (the “Exchange Act Documents”). Each of the Exchange Act Documents, as of the respective dates thereof (or, if amended or superseded by a filing or submission, as the case may be, prior to the Closing date, then on the date of such filing or submission, as the case may be), (1) did not contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading and (2) complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to such Exchange Act Document. The Company and its subsidiaries have no liabilities or obligations which are not disclosed in the Exchange Act Documents, other than those liabilities or obligations incurred in the ordinary course of the Company's or its subsidiaries' respective businesses since the date of the financial statements contained therein which liabilities and obligations, individually or in the aggregate, do not have, and could not reasonably be expected to result in, a material adverse effect on the Company. Since September 30, 2015, there has not been and there exists no event, occurrence, circumstance, condition or development (whether with or without notice or the passage of time or both) that, individually or in the aggregate, has had or could reasonably be expected to result in a material adverse effect on the Company.

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4.          REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser represents and warrants to the Company that:

(a)          Due Authorization. All action on the part of the Purchaser necessary for the authorization, execution, delivery of and the performance of the transactions contemplated by this Agreement have been taken and no further consent or authorization of the Purchaser is necessary. This Agreement, when delivered by the Purchaser in accordance with the terms hereof, will constitute Purchaser’s legal, valid and binding obligation, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

(b)          Purchase for Own Account. The Securities are being acquired for investment for the Purchaser’s own account, not as a nominee or agent, in the ordinary course of business, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). The Purchaser does not have any agreement or understanding, direct or indirect, with any other person to sell or otherwise distribute the Securities. Notwithstanding the foregoing, the parties hereto acknowledge the Purchaser’s right at all times to sell or otherwise dispose of all or any part of the Securities in compliance with applicable federal and state securities laws and as otherwise contemplated by this Agreement.

(c)          Investment Experience and Knowledge of the Company. Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act. The Purchaser has substantial experience as an investor in private placement transactions of securities of public companies similar to the Company and acknowledges that it can bear the economic risk of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Securities and protecting its own interests in connection with this investment. The Purchaser has also had the opportunity to ask questions of and receive answers from the Company and its management regarding the Company and the terms and conditions of this investment.

5.          MISCELLANEOUS.

(a)          Successors and Assigns. The terms and conditions of this Agreement will inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser. The Purchaser may assign its rights under this Agreement to any person to whom such Purchaser assigns or transfers any of the Securities, provided that such transferee agrees in writing to be bound by the terms and provisions of this Agreement, and such transfer is in compliance with the terms and provisions of this Agreement and permitted by federal and state securities laws.

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(b)          Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchaser. The Purchaser as designated on the signature page will receive a non-accountable legal documentation preparation fee equal to $5,000 which will be netted against its Purchase Price.

(c)          Governing Law. This Agreement will be governed by and construed and enforced under the internal laws of the State of New York, without reference to principles of conflict of laws or choice of laws.

(d)          Survival. The representations and warranties of the Company contained in Section 3 of this Agreement and of the Purchaser contained in Section 4 of this Agreement shall survive the Closing.

(e)          Counterparts; Electronic Delivery. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument, and such counterparts may be delivered electronically via PDF or facsimile.

(f)          Headings. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(g)          Prohibition on Variable Rate Transactions and Section 3(a)(10) Transactions. The Company agrees not to enter into any financing transactions that contain a conversion price that changes daily or varies based on the current market price of the common stock (a “Variable Rate Transaction”). The Company agrees not to enter into any debt settlement agreements pursuant to Section 3(a)(10) of the Securities Act of 1933.

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(h)          Indemnification of Purchaser. Subject to the provisions of this Section 5(h), the Company will indemnify and hold the Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls the Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that the Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any shareholder of the Company who is not an Affiliate of the Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of the Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings the Purchaser Party may have with any such shareholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by the Purchaser Party which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, the Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Purchaser Party except to the extent that the employment thereof has been specifically authorized by the Company in writing, (ii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of the Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by the Purchaser Party in this Agreement. The indemnification required by this Section 5(h) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

(i)          Notices. Any notices and other communications required or permitted under this Agreement shall be in writing and shall be delivered (i) personally by hand or by courier, (ii) mailed by United States first-class mail, postage prepaid or (iii) sent by facsimile or other electronic transmission directed to the address or facsimile number or other address for electronic transmission set forth below. All such notices and other communications shall be deemed given upon (i) receipt or refusal of receipt, if delivered personally, (ii) three (3) days after being placed in the mail, if mailed, or (iii) confirmation of facsimile transfer or other electronic transmission, if faxed or emailed.

If to the Company:

Nugene International, Inc.

17912 Cowan, Suite A

Irvine, California 92614

If to the Purchaser:

Gemini Master Fund, Ltd.

c/o Gemini Strategies

619 South Vulcan Ave.; Suite #203

Encinitas, CA 92024

Steve@GeminiStrategies.com

(j)          Amendments. This Agreement may be amended and the observance of any term of this Agreement may be amended or waived only with the written consent of the Company and all of the Purchasers.

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(k)          Severability. If any provision of this Agreement is held to be unenforceable under applicable law, such provision will be excluded from this Agreement and the balance of the Agreement will be interpreted as if such provision were so excluded and will be enforceable in accordance with its terms.

(l)          Entire Agreement. This Agreement, together with all exhibits and schedules thereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and thereof and supersede any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties with respect to the subject matter hereof and thereof.

(m)          Waivers. No waiver by any party to this Agreement of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

(n)          Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

[Signature Page Follows]

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IN WITNESS WHEREOF, as of the date first written above, the parties hereto have duly executed, or caused their authorized officers to duly execute, this Agreement.

COMPANY:

NUGENE INTERNATIONAL, INC.

By:
Name:
Title:

PURCHASER:

GEMINI MASTER FUND, LTD.
BY: GEMINI STRATEGIES LLC, INC.

By:
Name: Steven Winters
Title: President

Principal Amount of Note: $275,000

Purchase Price of Note: $250,000 (less documentation preparation fee of $5,000)

# of Shares to be issued: 50,000

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Exhibit A

FORM OF SENIOR 8% CONVERTIBLE NOTE

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